EXHIBIT 10.6
     TRADEMARK SECURITY AGREEMENT dated as of January 26, 2011 (this “Agreement”), among the grantors listed on Schedule I hereto (the “U.S Grantors”) and Wilmington Trust FSB, as collateral agent (in such capacity, the “Collateral Agent”).
          Reference is made to (a) the Collateral Agreement dated as of January 26, 2011 (as amended, restructured, renewed, novated, supplemented, restated, replaced or otherwise modified from time to time, the “Collateral Agreement”), among UCI International, Inc., a Delaware Corporation (as successor by merger to Uncle Acquisition 2010 Corp) (the “Closing Date Borrower”), UCI Holdings Limited (“Holdings”), the Grantors from time to time party thereto and the Collateral Agent and (b) the Credit Agreement dated as of January 26, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among Uncle Acquisition 2010 Corp, the Closing Date Borrower, UCI Acquisition Holdings (No. 1) Corp, a Delaware corporation, UCI Acquisition Holdings (No. 2) Corp, a Delaware corporation, Holdings, the Subsidiary Guarantors, the Lenders and Credit Suisse AG, as administrative agent to the Lenders. The Lenders have agreed to extend credit to the Borrowers pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The parties hereto agree as follows:
          SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified pursuant to the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.
          SECTION 2. Grant of Security Interest. Each U.S. Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties, a Security Interest in all of such U.S. Grantor’s right, title or interest in, to and under all of the Trademarks of such U.S. Grantor (including those listed on Schedule II hereto) now owned or at any time hereafter acquired by such U.S. Grantor or in which such U.S. Grantor now has or at any time in the future may acquire any right, title or interest as security for the payment or performance, as the case may be, in full of the Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the parties hereto for the purpose of recording the grant of the Security Interest with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions set forth in the Collateral Agreement.
          SECTION 4. Collateral Agreement. The U.S. Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the Trademarks are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually signed counterpart of this Agreement.
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2

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AIRTEX PRODUCTS, LP
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

CHAMPION LABORATORIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

WELLS MANUFACTURING, L.P.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

ASC INDUSTRIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

WILMINGTON TRUST FSB, as Collateral Agent,
By	/s/ Renee Kuhl
	Name:	Renee Kuhl
	Title:	Vice President

[Signature Page to Trademark Security Agreement]

Schedule I
U.S. Grantors
Airtex Products, LP
ASC Industries, Inc.
Champion Laboratories, Inc.
Wells Manufacturing, L.P.

Schedule II
Trademarks
Airtex Products, LP

Mark	Reg. No.	Reg. Date
Airtex	1,121,382	7/3/1979
LC Design only	1,197,688	6/15/1982
Master M Plus Design	1,219,040	12/7/1982
Master M — Small word Master over large M	1,333,153	4/30/1985
Master M Fuel Pump	1,351,583	7/30/1985
Miscellaneous Design Tri-Color (Design Only)	1,410,397	9/23/1986
Airtex Ultraflo	1,966,706	4/9/1996
Airtex Tri-Lingual Label W/O Auto	2,527,366	1/8/2002
AIRTEX & Design	3,564,980	1/20/2009
ASC Industries, Inc.

Mark	Reg. No.	Reg. Date
ASC	3,684,859	9/22/2009
ASC & Design	3,684,860	9/22/2009
Champion Laboratories, Inc.

Mark	Reg. No.	Reg. Date
ACE & Design	3,804,656	6/15/2010
CHAMP	963,571	7/10/1973
CHAMP	1,130,816	2/12/1980
CHAMP Stylized	808,484	5/17/1966
DIESELPAK	1,083,190	1/24/1978
DISCUS THROWER Design	1,050,522	10/19/1976
ECORE	3,112,400	7/4/2006
FLEETPAK	1,144,053	12/23/1980
IMPERIAL	2,264,534	7/27/1999
KLEENER	970,184	10/9/1973
LEE ON OIL FILTERS	729,180	3/27/1962
LUBERCOOL	951,645	1/30/1973
LUBER-FINER	897,773	9/1/1970
LUBER-FINER Design	1,163,433	8/4/1981
LUBER-FINER and THE DRIVING FORCE IN HEAVY DUTY FILTRATION	3,152,650	10/10/2006
MAXIFILTER	1,029,673	1/6/1976
PETRO CLEAR Design	2,257,935	6/29/1999
PETRODYME	3,259,024	7/3/2007
ROUGHNECK	3,226,590	4/10/2007
SALEM	668,356	10/14/1958
TOTALTEC	3,441,220	6/3/2008
WARNER	1,076,810	11/8/1977
ZGARD	3,058,056	2/7/2006

Wells Manufacturing, L.P.

Mark	Reg. No.	Reg. Date
WELLS	2,215,711	1/5/1999
EWS	3,346,112	11/27/2007
EWS Logo	3,346,113	11/27/2007
SURE YOU CAN	1,818,945	2/1/1994
Trademark Applications
Champion Laboratories, Inc.

Mark	Application No.	Filing Date
MXM and Design	76/691,690	7/30/2008